UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  June 29, 2000
                                                  -------------


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Pooling and Servicing Agreement, relating to the Mortgage Pass-Through Certificates, Series 2000-1)



                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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            (Exact name of registrant as specified in its charter)



         Delaware                  333-15685                06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York                    10019
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   (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (212) 713-2000
                                                   --------------




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        (Former name or former address, if changed since last report)

ITEM 5.       Other Events
              ------------

              Attached as an exhibit are certain Structural Term Sheets and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA) prepared by PaineWebber Incorporated, which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                   Description
------------------            -----------
      99.1                    Structural Term Sheets and
                              Computational Materials prepared by
                              PaineWebber Incorporated in
                              connection with Mortgage
                              Pass-Through Certificates, Series
                              2000-1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PAINEWEBBER MORTGAGE ACCEPTANCE
                                   CORPORATION IV


July 25, 2000

                                       By:    /s/ Ramesh Singh
                                              ---------------------------
                                       Name:  Ramesh Singh
                                       Title: Managing Director

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------
   99.1                   Structural Term Sheets and                    (E)
                          Computational Materials prepared by
                          PaineWebber Incorporated in connection
                          with Mortgage Pass-Through
                          Certificates, Series 2000-1